UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  ☑                              Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Delaware Pooled Trust

(Names of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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Dear [           ],

As a shareholder in Macquarie Core Plus Bond Portfolio and/or Macquarie High Yield Bond Portfolio, you recently received the enclosed proxy communication via email or a proxy statement and proxy card(s) in the mail in connection with the Special Meeting of Shareholders scheduled to be held via audio teleconference on June 29, 2021 at 12:30pm Eastern time.
The Special Meeting relates to the following proposed reorganizations:

Acquired Funds	Acquiring Funds
Macquarie Core Plus Bond Portfolio, Share Class (DCPFX)	Delaware Diversified Income Fund, Class R6 (DPZRX)
Macquarie High Yield Bond Portfolio, Share Class (DPHYX)	Delaware High-Yield Opportunities Fund, Class R6 (DHIZX)

After careful consideration, the Board of Trustees unanimously recommends that shareholders vote FOR each proposal. It is important you exercise your right to vote.  By following the instructions below, please take a moment to cast your vote by mail, internet or telephone.  If you would like to review the proxy statement electronically, you can view it at www.eproxyaccess.com/del2021.

VOTE BY MAIL
1.	Read the proxy statement.
2.	Check the appropriate box(es) on the reverse side of your card.
3.	Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE
1.	Read the proxy statement and have your card at hand.
2.	Go to the internet site noted on your card.
3.	Follow the simple instructions.

VOTE BY PHONE
1.	Read the proxy statement and have your card at hand.
2.	Call the toll-free number on your card.
3.	Follow the simple instructions.

Lastly, we have retained Di Costa Partners (“DCP”) to assist us with the proxy solicitation process. You may receive a call from a DCP representative who can take your vote over the phone. You can call DCP at (833) 288-9332 if you have any questions regarding the proxy.

Thank you in advance for your vote,

Sincerely,
[Forename Surname]

Dear [           ],

As a shareholder in Macquarie Core Plus Bond Portfolio and/or Macquarie High Yield Bond Portfolio, you recently received the enclosed proxy communication via email or a proxy statement and proxy card(s) in the mail in connection with the Special Meeting of Shareholders scheduled to be held via audio teleconference on June 29, 2021 at 12:30pm Eastern time.
The Special Meeting relates to the following proposed reorganizations:

Acquired Funds	Acquiring Funds
Macquarie Core Plus Bond Portfolio, Share Class (DCPFX)	Delaware Diversified Income Fund, Class R6 (DPZRX)
Macquarie High Yield Bond Portfolio, Share Class (DPHYX)	Delaware High-Yield Opportunities Fund, Class R6 (DHIZX)

After careful consideration, the Board of Trustees unanimously recommends that shareholders vote FOR each proposal. It is important you exercise your right to vote.  Please take a moment to sign, date and mail the enclosed proxy card in the pre-paid envelope or follow the instructions below to vote by internet or telephone.

Please see voting options below:

VOTE BY MAIL
1.	Read the proxy statement.
2.	Check the appropriate box(es) on the reverse side of the proxy card.
3.	Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE
1.	Read the proxy statement and have the proxy card at hand.
2.	Go to www.proxyvotenow.com/del
3.	Follow the simple instructions.

VOTE BY PHONE
1.	Read the proxy statement and have the proxy card at hand.
2.	Call toll-free 855-276-6786
3.	Follow the simple instructions.

Lastly, we have retained Di Costa Partners (“DCP”) to assist us with the proxy solicitation process. You may receive a call from a DCP representative who can take your vote over the phone. You can call DCP at (833) 288-9332 if you have any questions regarding the proxy.

Thank you in advance for your vote,

Sincerely,
[Forename Surname]